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                                                                Exhibit 10.1


                         WAIVER AND AMENDMENT NO. 1
                                     TO
              AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                  THIS WAIVER AND AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of March 11, 2004 and is by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, and the other parties identified as Lenders on the signature pages hereto (collectively, "Lenders"), on the one hand, and FALCON PRODUCTS, INC., a Delaware corporation, SHELBY WILLIAMS INDUSTRIES, INC., a Delaware corporation and SELLERS & JOSEPHSON INC., a New Jersey corporation (collectively, "Borrowers"), on the other hand. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement referred to below.

                            W I T N E S S E T H:
                            -------------------

                  WHEREAS, Lenders, Borrowers, Fleet Capital Corporation, as Agent, and OCM Principal Opportunities Fund II, L.P., as Tranche B Agent, are parties to an Amended and Restated Loan and Security Agreement, dated as of January 15, 2004 (as the same has been and may be amended or modified from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrowers;

                  WHEREAS, Borrowers have informed Agent and Tranche B Agent of the existence of the Events of Default listed on Exhibit A (the "Existing Events of Default");

                  WHEREAS, Borrowers have requested that Lenders waive the Existing Events of Default;

                  WHEREAS, Lenders have agreed to waive the Existing Events of Default on the terms and subject to the conditions hereinafter set forth;

                  WHEREAS, Borrowers and Lenders have agreed to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

                  1. Waivers. Subject to the satisfaction of the conditions
                     -------
set forth in Section 4 below, the undersigned Lenders waive the Existing Events of Default. Other than as expressly set forth above, the foregoing waivers shall not constitute waivers of any Events of Default or Defaults that are now in existence or that may hereafter occur or any rights or remedies that Agent, Tranche B Agent and Lenders may have under the Loan Agreement, the


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other Loan Documents or applicable law with respect thereto, all of which rights and remedies Agent, Tranche B Agent and Lenders specifically reserve.

                  2. Amendments. Subject to the satisfaction of the
                     ----------
conditions set forth in Section 4 below, and in reliance upon the representations and warranties of Borrowers set forth herein, the Loan Agreement is hereby amended as follows:

                  (a) Section 2.1.1(b) of the Loan Agreement is amended by
(i) deleting the reference to "15.0%" and inserting "16.0%" in its place,
(ii) by deleting the reference to "9.0%" and inserting "10.0%" in its place, and (iii) inserting the following sentence at the end of such Section:

                  Upon the delivery of financial statements pursuant to
         Section 8.1.3(ii) showing that EBITDA for the twelve (12) months ended on the date of such financial statements was more than $20,000,000, the interest rate applicable to Term Loan B PIK Interest shall be reduced to 9% per annum with a resulting decrease to 15% per annum in the overall interest rate applicable to Term Loan B.

                  (b) Section 2.6(a) of the Loan Agreement is amended and restated to read as follows:

                  (a) At the effective date of termination of this Agreement for any reason, any prepayment of Term Loan A pursuant to subsection 3.3.5 or any reduction of the Revolving Loan Commitments pursuant to subsection 3.3.6, Borrowers shall jointly and severally pay to Agent, for the ratable benefit of Revolving Credit and Term Loan A Lenders (in addition to the then outstanding principal, accrued interest and other charges then due and owing under the terms of this Agreement and any of the other Loan Documents and any amounts then due and owing pursuant to subsection 3.2.5), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to (i) 1.5% of the sum of the aggregate amount of the Revolving Loan Commitments then being reduced or terminated and the outstanding amount of Term Loan A then being prepaid, if such termination, prepayment or reduction occurs during the first 12 month period of the Term (January 15, 2004 through January 14, 2005), (ii) 1.0% of the sum of the aggregate amount of the Revolving Loan Commitments then being reduced or terminated and the outstanding amount of Term Loan A then being prepaid, if such termination, prepayment or reduction occurs during the second 12 month period of the Term (January 15, 2005 through January 14,
         2006), and (iii) 0.5% of the sum of the aggregate amount of the Revolving Loan Commitment then being reduced or terminated and the outstanding amount of Term Loan A then being prepaid, if such termination, prepayment or reduction occurs after January 14, 2006, but prior to the scheduled end of the Term.

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                  (c) Section 8.1 of the Loan Agreement is amended by
inserting the following new subsection 8.1.13 as follows:

                  8.1.13. Consultant. Borrowers shall, within thirty (30)
                          ----------
         days after written request by the Agent to do so, retain and thereafter shall continue to retain, at Borrowers' joint and several expense, a third party consultant reasonably satisfactory to Agent. Borrowers shall cause such consultant to provide to Borrowers, Agent and Tranche B Agent a comprehensive review of Borrowers' cash flows and pro-forma financial statements, review and assist in Borrowers' cash management (liquidity management), review Borrowers' general operating procedures, make recommendations as necessary, assist Borrowers' management in preparing and developing reports to Agent and Lenders and to perform such other advisory functions as are reasonably requested by Agent. Borrowers shall provide Agent, Tranche B Agent and Lenders with access to such consultant and shall cause such consultant to provide Agent and Lenders with such reports as shall be reasonably requested by Agent. Notwithstanding the foregoing, upon the delivery of financial statements pursuant to Section 8.1.3(ii) showing that EBITDA for the twelve (12) months ended on the date of such financial statements was more than $25,000,000, Borrowers' shall no longer be required to retain such consultant (to the extent such consultant was ever required by the Agent).

                  (d) The definition of Term Loan B Prepayment Fee in
                                        --------------------------
Appendix to the Loan Agreement is amended and restated in its entirety to read as follows:

                  Term Loan B Prepayment Fee - (a) with respect to any
                  --------------------------
         prepayment of Term Loan B that is made on or prior to the date which is eighteen (18) months after the Closing Date, an amount equal to 10% of the amount prepaid, (b) with respect to any prepayment of Term Loan B that is made after the date which is eighteen (18) months after the Closing Date but on or prior to the date which is thirty-six (36) months after the Closing Date, an amount equal to 5% of the amount prepaid, and (c) with respect to any prepayment of Term Loan B that is made after the date which is thirty-six (36) months after the Closing Date, zero.

                  (e) Section I (Fixed Charge Coverage) of Exhibit 8.3 to the Loan Agreement is amended by (i) deleting "0.60" appearing opposite "4 fiscal quarter period ended on or about 4/30/04" and inserting "0.50" in its place and (ii) deleting "0.70" appearing opposite "4 fiscal quarter period ended on or about 7/31/04" and inserting "0.60" in its place.

                  (f) Section II (EBITDA) of Exhibit 8.3 to the Loan Agreement is amended by (i) deleting "$15,000,000" appearing opposite "4 fiscal quarter period ended on or about 4/30/04" and inserting "$14,000,000" in its place and (ii) deleting "$19,000,000" appearing opposite "4 fiscal quarter period ended on or about 7/31/04" and inserting "$17,000,000" in its place.

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                  (g) Section III (Consolidated Secured Funded Debt to
Consolidated EBITDA) of Exhibit 8.3 to the Loan Agreement is amended by (i) deleting "4.25" appearing opposite "Period ended 4/30/04" and inserting "5.10" in its place and (ii) deleting "4.00" appearing opposite "Period ended 7/31/04" and inserting "4.20" in its place.

                  (h) Section IV (Minimum Domestic EBITDA) of Exhibit 8.3 to the Loan Agreement is deleted.

                  3. Scope of Amendment. Subject to the satisfaction of the
                     ------------------
conditions set forth in Section 4 below and in reliance upon the representations and warranties of Borrowers set forth therein, this Amendment shall have the effect of amending the Loan Agreement as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

                  4. Conditions to Effectiveness. The effectiveness of the
                     ---------------------------
waiver contained in Section 1 hereof and the amendments contained in Section 2 hereof are subject to the satisfaction of the condition precedent that Agent shall have received counterparts of this Amendment executed by each Borrower and each Lender and each Guarantor.

                  5. Representations, Warranties and Covenants. To induce
                     -----------------------------------------
Lenders to execute and deliver this Amendment, Borrowers hereby represent and warrant to Lenders that, after giving effect to this Amendment:

                  (a) All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and correct in all material respects on and as of such earlier date).

                  (b) No Default or Event of Default has occurred which is continuing.

                  (c) This Amendment, and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                  (d) The execution and delivery by Borrowers of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

                  6. Governing Law. THE VALIDITY, INTERPRETATION AND
                     -------------
ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

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                  7. Headings. Section headings in this Amendment are
                     --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  8. Counterparts. This Amendment may be executed in any
                     ------------
number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Amendment.

                  9. Guarantor Reaffirmation. Each Guarantor hereby
                     -----------------------
reaffirms that the Loan Documents and such Guarantor's obligations thereunder shall continue in full force and effect after giving effect to this Amendment.

                  10. Expenses. Borrowers shall pay all reasonable expenses
                      --------
(including reasonable legal fees and expenses) incurred by Agent and Tranche B Agent in connection with this Amendment.


                         [Signature pages to follow]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                   LENDERS:

                                   FLEET CAPITAL CORPORATION
                                   As Agent and as sole Revolving Credit and Term Loan A Lender

                                   By:    /s/ Edward M. Bartkowski
                                          -----------------------------------
                                   Title: Senior Vice President
                                          -----------------------------------


                                   OCM PRINCIPAL OPPORTUNITIES FUND II,
                                   L.P., as sole Term Loan B Lender and as
                                   Tranche B Agent

                                   By:    Oaktree Capital Management, LLC
                                          Its General Partner

                                          By:    /s/ Christopher S. Brothers
                                                 ----------------------------
                                          Title: Managing Director
                                                 ----------------------------

                                          By:    /s/ Michael P. Harmon
                                                 ----------------------------
                                          Title: Senior Vice President
                                                 ----------------------------




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                                   BORROWERS:

                                   FALCON PRODUCTS, INC.

                                   By:    /s/ David L. Morley
                                          -----------------------------------
                                   Title: President
                                          -----------------------------------


                                   SHELBY WILLIAMS INDUSTRIES, INC.

                                   By:    /s/ David L. Morley
                                          -----------------------------------
                                   Title: President
                                          -----------------------------------


                                   SELLERS & JOSEPHSON INC.

                                   By:    /s/ David L. Morley
                                          -----------------------------------
                                   Title: Vice President
                                          -----------------------------------



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                                   GUARANTORS:

                                   HOWE FURNITURE CORPORATION

                                   By:    /s/ David L. Morley
                                          -----------------------------------
                                   Title: President
                                          -----------------------------------


                                   FALCON HOLDINGS, INC.

                                   By:    /s/ David L. Morley
                                          -----------------------------------
                                   Title: President
                                          -----------------------------------


                                   THE FALCON COMPANIES INTERNATIONAL, INC.

                                   By:    /s/ David L. Morley
                                          -----------------------------------
                                   Title: President
                                          -----------------------------------


                                   MADISON FURNITURE INDUSTRIES, INC.

                                   By:    /s/ David L. Morley
                                          -----------------------------------
                                   Title: President
                                          -----------------------------------


                                   JOHNSON INDUSTRIES, INC.

                                   By:    /s/ David L. Morley
                                          -----------------------------------
                                   Title: President
                                          -----------------------------------


                                   EPIC FURNITURE GROUP, INC.

                                   By:    /s/ David L. Morley
                                          -----------------------------------
                                   Title: Vice President
                                          -----------------------------------



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                                  EXHIBIT A

                              EXISTING DEFAULTS

1. Borrowers' permitting the Fixed Charge Coverage Ratio, determined as of January 31, 2004, for the period of four consecutive fiscal quarters then ending, to be less than .60 to 1.0.

2. Borrowers' failure to have Consolidated EBITDA of at least $15,000,000 for the 4 fiscal quarter period ended on or about January 31, 2004.

3. Borrowers' failure to have a ratio of Consolidated Secured Funded Debt as of January 31, 2004 to Consolidated EBITDA for the period of four consecutive fiscal quarters ended January 31, 2004 of not more than 4.60x.

4. Borrowers' permitting the EBITDA directly generated by Borrowers and their Domestic Subsidiaries for the fiscal quarter period ended January 31, 2004, to be less than 87.5% of the EBITDA of Borrowers and their Subsidiaries for such fiscal quarter period.